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                                                                    EXHIBIT 10.5

                                IRREVOCABLE PROXY

                  Each of the undersigned shareholders of GBI Capital Management Corp., a Florida corporation (the "PURCHASER"), hereby irrevocably (to the fullest extent provided by law, but subject to automatic termination and revocation as provided below) appoints Ladenburg, Thalmann Group Inc., a Delaware corporation ("LTGI"), or any designee of LTGI, the attorney and proxy of each of the undersigned, with full power of substitution and resubstitution, to the full extent of each of the undersigned's rights with respect to the shares of capital stock of the Purchaser owned beneficially or of record by each of the undersigned, which shares are listed in SCHEDULE A to the Proxy and Voting Agreement referred to below, and any and all other shares or securities of the Purchaser issued or issuable with respect thereof or otherwise acquired by the undersigned shareholders on or after the date hereof, until the termination date specified in the Proxy and Voting Agreement (the "SHARES"). Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares are hereby revoked and no subsequent proxies will be given as to the matters covered hereby prior to the earlier of the date of termination of the Proxy and Voting Agreement pursuant to SECTION 16 thereof (the "TERMINATION DATE") and the Closing Date of the Stock Purchase Agreement (such earlier date being hereinafter referred to as the "PROXY TERMINATION DATE"). This proxy is irrevocable (to the fullest extent provided by law, but subject to automatic termination and revocation as provided below), coupled with an interest, and is granted in connection with the Proxy and Voting Agreement, dated as of February 8, 2001, among New Valley Corporation, LTGI, Berliner Effektengesellschaft AG and the individual stockholders listed on SCHEDULE A thereto, as the same may be amended from time to time (the "PROXY AND VOTING AGREEMENT", capitalized terms not otherwise defined herein being used herein as therein defined), and is granted in consideration of the undersigned shareholders entering into the Stock Purchase Agreement referred to therein.

                  The attorney and proxy named above will be empowered at any time prior to the Proxy Termination Date to exercise all voting and other rights with respect to the Shares (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned shareholders at every annual, special or adjourned meeting of shareholders of the Purchaser held prior to the Proxy Termination Date and in connection with every solicitation of written consents in lieu of such a meeting prior to the Proxy Termination Date, or otherwise, to the extent that any of the following matters is considered and voted on at any such meeting or in connection with any such consent solicitation: (i) approval of the Transaction Documents, the execution and delivery by the Purchaser of the Transaction Documents and the approval of the terms thereof and each of the further actions contemplated by the Transaction Documents, including the issuance of shares of Purchaser Common Stock in connection therewith, and any actions required in furtherance thereof;
(ii) against any action, any failure to act, or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Purchaser or any of the undersigned shareholders under the Transaction Documents or the Proxy and Voting Agreement (before giving effect to any materiality or similar qualifications contained therein); (iii) against any Purchaser Alternative Proposal and (iv) in favor of any other matter necessary for the consummation of the transactions contemplated by the Transaction Documents.


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                  The attorney and proxy named above may only exercise this
proxy to vote the Shares subject hereto in accordance with the preceding paragraph, and may not exercise this proxy in respect of any other matter. The undersigned shareholders may vote the Shares (or grant one or more proxies to vote the Shares) on all other matters.

                  Any obligation of the undersigned shareholders hereunder shall be binding upon the successors and assigns of the undersigned shareholders.

                  This proxy is irrevocable and coupled with an interest, but shall automatically terminate and be revoked and be of no further force and effect on and after the Proxy Termination Date.

Dated:  February 8, 2001                /s/ Joseph Berland
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                                        Joseph Berland

                                        /s/ Richard J. Rosenstock
                                        -------------------------------
                                        Richard J. Rosenstock


                                        /s/ Mark Zeitchick
                                        -------------------------------
                                        Mark Zeitchick

                                        /s/ Vincent A. Mangone
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                                        Vincent A. Mangone


                                        /s/ David Thalheim
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                                        David Thalheim